                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 11, 2002
                        ---------------------------------
                        (Date of earliest event reported)

                           THE PHOENIX COMPANIES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

Delaware                    1-16517                                06-0493340
--------                    -------                                ----------
(State or other      (Commission File Number)           (IRS Employer Identification No.)
jurisdiction of
incorporation)

               One American Row, Hartford, Connecticut 06102-5056
               --------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)

                                  860-403-5000
                                  ------------
              (Registrant's telephone number, including area code)

Item 5.  Other Information.

     On February 11, 2002, The Phoenix Companies,  Inc., a Delaware corporation, issued a press release,  a copy of which is attached  hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Exhibits.

     99.1 Press release of The Phoenix  Companies Inc., dated February 11, 2002, regarding announcement of a commission-free purchase and sale program.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                     THE PHOENIX COMPANIES, INC.

                                     By:      /s/ Carole A. Masters
                                     -------------------------------------------
                                              Name:    Carole A. Masters
                                              Title:   Vice President and Counsel

         Date: February 14, 2002

                                                                 EXHIBIT INDEX

Exhibit Number                                    Exhibit
--------------                                    -------
99.1                                              Press release of The Phoenix Companies Inc., dated February 11, 2002, regarding announcement of a commission-free purchase and sale program.

                                                                   Exhibit 99.1

         [PHOENIX LOGO]

The Phoenix Companies, Inc.                      N  E  W  S     R  E  L  E  A S E

     One American Row
     PO Box 5056
     Hartford CT 06102-5056
     www.phoenixwm.com

       For:       Immediate Release
Contact: Media Relations:      Alice S. Ericson    860-403-5946
         ---------------
                  Investor Relations:  Peter A. Hofmann  860-403-7100
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                           THE PHOENIX COMPANIES, INC.
               ANNOUNCES COMMISSION-FREE PURCHASE AND SALE PROGRAM

     HARTFORD,  Conn.,  February 11, 2002 - The Phoenix  Companies,  Inc. (NYSE:
PNX)  today  announced  a  commission-free  purchase  and sale  program  for the approximately  293,000 registered  shareholders  owning fewer than 100 shares of its common stock.
     Shareholders  who own fewer than 100  shares  may either  sell all of their shares or buy  additional  shares to bring the number of shares they own to 100, free of commissions and transaction  costs. This voluntary program will begin on
February  21, 2002 and will end on May 22,  2002 unless  extended by The Phoenix
Companies,  Inc.  with  approval  of the New York  State  Insurance  Department.
Materials are being mailed to eligible shareholders.
     Many of the shareholders eligible for this program received their shares in the June 2001 demutualization of Phoenix Home Life Mutual Insurance Company (now
named Phoenix Life  Insurance  Company,  a subsidiary of The Phoenix  Companies,
Inc.).  The  commission-free  purchase  and sale program was provided for in the company's  demutualization plan because of the inconvenience and cost of selling small amounts of stock through a broker.  The company is paying the costs of the program. The Phoenix Companies,  Inc. has approximately 398,000 shareholders and
101.9 million shares outstanding, of which approximately 11.2 million shares are owned by shareholders eligible to participate in the program.
     The program  does not involve a stock  buyback  program  from the  company.
Rather,  it  involves  the  matching  of buy and sell  orders  by the  company's transfer agent or open-market sales and purchases through a broker.  Shareholder questions may be directed to Phoenix's Shareholder Services at 1-800-490-4258.
     The Phoenix  Companies,  Inc. (NYSE:  PNX) is a leading  provider of wealth management  products and services to  individuals  and  institutions.  Through a variety of advisors and financial services firms, Phoenix helps the affluent and high net worth accumulate, preserve and transfer their wealth with an innovative portfolio of life  insurance,  annuity and  investment  management  products and services.  With a history dating back to 1851, The Phoenix Companies,  Inc., has two principal operating subsidiaries, Phoenix Life Insurance Company and Phoenix
Investment Partners, Ltd., and offers trust services through another subsidiary,
Phoenix National Trust Company. Phoenix has corporate offices in Hartford, Conn.
For more information on Phoenix, visit WWW.PHOENIXWM.COM.
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